SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement   [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Rule 14a-12

                           FloridaFirst Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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
                     [FloridaFirst Bancorp, Inc. letterhead]


May 27, 2003

Dear Stockholder:

         On behalf of the Board of Directors and management of FloridaFirst Bancorp, Inc. (the "Company"), I invite you to attend the Annual Meeting of Stockholders of the Company to be held at 205 East Orange Street, Lakeland, Florida, on Friday, June 27, 2003, at 8:30 a.m., Eastern Time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

         At the Annual Meeting, stockholders will be asked to elect two directors to our Board of Directors and to ratify the appointment of our independent accountants, Hacker, Johnson & Smith PA for the fiscal year ending September 30, 2003. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Hacker, Johnson & Smith PA, certified public accountants, will be present to respond to stockholder questions.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

                                         Sincerely,



                                         /s/Gregory C. Wilkes

                                         Gregory C. Wilkes
                                         President and Chief Executive Officer

--------------------------------------------------------------------------------
                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
                                 (863) 688-6811
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2003
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FloridaFirst Bancorp, Inc. (the "Company"), will be held at 205 East Orange Street, Lakeland, Florida, on Friday, June 27, 2003 at 8:30 a.m., Eastern Time, for the following purposes:


         I.       The election of two directors; and

         II. The ratification of the appointment of Hacker, Johnson & Smith PA as the Company's independent public accountants for the fiscal year ending September 30, 2003;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on May 15, 2003, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2002 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/Kerry P. Charlet

                                        Kerry P. Charlet
                                        Secretary

Lakeland, Florida
May 27, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 27, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FloridaFirst Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at 205 East Orange Street, Lakeland, Florida, on Friday, June 27, 2003, at 8:30 a.m., Eastern Time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about May 27, 2003.

Matters to be Considered

         At the Meeting you will be asked to approve the following proposals:

         1.       election of two directors; and

         2. ratification of as the Company's independent accountants for the fiscal year ending September 30, 2003.

         You may also consider and vote upon any other matters that may properly come before the Meeting, including approval of any adjournment of the annual meeting. As of the date of this document, the Board of Directors of FloridaFirst Bancorp, Inc. is not aware of any other business to be presented for consideration at the meeting.

Solicitation and Revocability of Proxies

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted: (a) FOR the election of directors named in Proposal I; (b) FOR Proposal II (ratification of independent auditors); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting.

         Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Kerry P. Charlet, at 205 East Orange Street, Lakeland, Florida 33801-4611) written notice of such revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

Voting Rights of Stockholders; Votes Required for Approval

         The Board of Directors has fixed the close of business on May 15, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 5,378,118 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The articles of incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his affiliates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors, without regard to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         With respect to all other matters that may properly come before the Meeting, including Proposal II, ratification of the independent public accountants, a stockholder may check the appropriate box to: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively on such matter, without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock as of the record date. The ownership of all executive officers and directors of the Company as a group is presented under "Proposal I - Election of Directors."

                                                                         Percent of Shares of
                                               Amount and Nature of           Common Stock
Name and Address of Beneficial Owner           Beneficial Ownership          Outstanding (%)
------------------------------------          ----------------------      -------------------
FloridaFirst Bank Employee Stock Ownership         467,799(1)                    8.7
Plan ("ESOP")
205 East Orange Street
Lakeland, Florida

Bruce A. Sherman                                   531,498(2)                    9.9
Private Capital Management, LP
8889 Pelican Bay Blvd.
Naples, FL 34108

--------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually as the ESOP debt is repaid. The board of directors of FloridaFirst Bank has appointed a committee consisting of non-employee directors Llewellyn N. Belcourt, J. Larry Durrence, Stephen A. Moore, Jr., Nis H. Nissen, III, Arthur J. Rowbotham and G.F. Zimmermann, III to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 140,745 shares have been allocated under the ESOP to participant accounts.
(2) According to the Schedule 13G filed February 14, 2003 by Bruce A. Sherman, Gregg J. Powers and Private Capital Management, LP ("PCM"), Mr. Sherman has sole voting and dispositive power with respect to 40,000 shares and Messrs. Sherman and Powers and PCM have shared voting and dispositive power with respect to 491,398 shares.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2002 fiscal year. The Company is not aware of beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of FloridaFirst Bank (the "Bank"). Two directors will be elected at the Meeting.

         Arthur J. Rowbotham and J. Larry Durrence have been nominated by the Board of Directors for a term of three years each (collectively, the "Nominees"). The Nominees currently serve as directors of the Company. Each Nominee will serve for his respective term or until his successor has been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the record date.


                                                                                  Shares of Common Stock
                                                  Year First        Current            Beneficially
                                                  Elected or        Term to             Owned as of            Percent of
Name                                 Age(1)      Appointed(2)       Expire            May 15, 2003(3)           Class(%)
----                                 ------      -----------       --------           ---------------          ---------

                                          BOARD NOMINEES FOR TERM TO EXPIRE IN 2005

Arthur J. Rowbotham                    54            2001            2002                7,533(4)(5)               *
J. Larry Durrence                      63            2000            2002                7,939(4)(5)               *

                                               DIRECTORS CONTINUING IN OFFICE

Llewellyn N. Belcourt                  70            1989            2004               19,966(4)(5)               *
Gregory C. Wilkes                      54            1995            2004              125,228                  2.22
G. F. Zimmermann, III                  58            1993            2004               28,320(4)(5)               *
Stephen A. Moore, Jr.                  60            1998            2003               64,705(4)(5)            1.15
Nis H. Nissen, III                     61            1996            2003               53,737(4)(5)               *

                                      CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Don A. Burdett                         57                                               30,650                     *
Kerry P. Charlet                       49                                               74,433                  1.32
William H. Cloyd                       45                                               42,117                     *
All directors and executive
    officers of the Company as a
    group (11 persons)                                                                 473,131                  8.39


---------------
(1)  As of September 30, 2002.
(2) All directors, except Mr. Rowbotham, became directors of the Company upon its incorporation on July 26, 2000.
(3) Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options under the 1999 and 2002 Option Plan within 60 days of the record date: Arthur J. Rowbotham - 5,250, J. Larry Durrence - 5,250, Llewellyn N. Belcourt - 8,938, Gregory C. Wilkes - 59,499, G. F. Zimmermann, III - 9,709, Stephen A. Moore, Jr. - 11,938, Nis
     H. Nissen, III - 11,938, Don A. Burdett - 19,170, Kerry P. Charlet - 30,126 and William H. Cloyd - 23,815.
(4) Excludes 326,400 shares under the ESOP for which such individuals exercise shared voting and investment power with respect to such shares as an ESOP trustee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5) Excludes 63,995 1999 RSP shares and 85,400 2002 RSP shares which were previously awarded but subject to forfeiture for which such individuals exercise shared voting and investment power with respect to such shares as a member of the RSP committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
*    Less than 1% of the Common Stock outstanding.

Biographical Information

         The business experience of each nominee for director, director and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

Nominees for Director:

         Arthur J. Rowbotham is an attorney and is President of Hall Communications, Inc., a company that operates seventeen radio stations including four in Lakeland, Florida. He currently serves as a director for Cross Country Communications, LLC, Imperial Symphony Orchestra Board, City of Lakeland Civil Service Board, City of Lakeland Pension Board, and Florida Association of Broadcasters. He is a member of the Broadcasters' Foundation and a Lakeland Regional Medical Center Community Counselor.

         J. Larry Durrence is President of Polk Community College, a state institution with campuses in Lakeland and Winter Haven, Florida. He was an executive manager in the Florida Department of Revenue from late 1992 to early 1998, and prior to that was in higher education. He was also a City Commissioner and Mayor of Lakeland, 1981-1989. He currently serves on the boards of United Way of Central Florida, Lakeland Chamber of Commerce, Polk Economic Education Council, Polk Workforce Development Board, Volunteers in Service to the Elderly (Advisory), and the Board of Governors of Polk Museum of Art. He serves on the Commission on Economic and Workforce Development for the American Association of Community Colleges and is a graduate of the AACC President's Academy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Llewellyn N. Belcourt is a stockholder of Carter, Belcourt & Atkinson, P.A., an accounting firm headquartered in Lakeland, Florida since 1979. He is Treasurer and a Board member of the Community Foundation of Greater Lakeland and a Board member of the Lakeland Regional Medical Center Foundation.

         Gregory C. Wilkes has been FloridaFirst Bank's President, Chief Executive Officer, and Director since August 1995. Mr. Wilkes came to FloridaFirst from Home Federal Savings Bank in Rome, Georgia, where he was President, Chief Executive Officer, and Director from 1990-1995. Mr. Wilkes was also formerly a Regional President in North Georgia for First Union National Bank, City President in Rome, Georgia for the Georgia Railroad Bank, and President, Chief Executive Office, and Director of the National City Bank of Rome, Georgia. He began his banking career with the Citizens & Southern National Bank of Atlanta in 1971. Mr. Wilkes currently serves on the boards of the Polk Theatre, Polk Museum of Art, and Florida Southern College President's council. He is a past Chairman of the Lakeland Area Chamber of Commerce and a former board member of the Florida Bankers Association, Lakeland Area Chamber of Commerce, Lakeland Rotary Club, Lakeland YMCA, Salvation Army, and the Lakeland Regional Hospital Foundation. He is also a past director and instructor of the Florida School of Banking at the University of Florida. Mr. Wilkes is currently the elected director for the State of Florida to the Board of the Federal Home Loan Bank of Atlanta, and is active with America's Community Bankers having served on the Mutual, Government Relations, and Federal Home Loan Bank Committees.

         G. F. Zimmermann, III is President and majority stockholder of Zimmermann Associates, Inc., a design/build firm in Lakeland, Florida, since 1974. He is a life member of the Salvation Army Advisory

Board, Past President and Life Member of the Kiwanis Club and the Lakeland Kiwanis Foundation. He currently serves on the Board of the Central Florida Speech and Hearing Center, the Lakeland Regional Medical Center Community Board, the Small Business Committee of the Lakeland Chamber of Commerce, and the steering committee for the Ira Barnett Heritage Center. Mr. Zimmermann is Director and Executive Committee member of Bentley Lumber Company and Zimmermann Lands, Inc. He has served as director of Habitat for Humanity, chaired the Lakeland Civil Service Board and the Arbitration Board, and is a Trustee of the City of Lakeland Pension Board.

         Stephen A. Moore, Jr. is President, Chief Executive Officer and a Director of Moore Business Service, Inc., an accounting firm and major franchisee for H&R Block in central Florida with corporate offices in Lakeland, Florida. He has been with Moore Business Service, Inc. since 1974. Mr. Moore is a member and Past President of the Lakeland Rotary Club. He has been active as a board member of the Polk Community College Foundation, as an officer and board member of the Central Florida Speech and Hearing Center, as a board member and Past President of Goodwill Industries, Heart of Florida, Inc., as a board member of the Lakeland Area Chamber of Commerce and as a member of the Lakeland Regional Medical Center Community Counselor program.

         Nis H. Nissen, III is President and Chief Executive Officer of Nissen Advertising, Inc., an advertising and public relations firm located in Lakeland, Florida that he has been affiliated with since 1971. He also is a member of the Rotary Club, a Director of the Central Florida Speech & Hearing Center, a Director of Crimestoppers of Polk County, Vice Chairman of the Public Information Committee, Community Foundation of Lakeland, a member of the Fine Arts Council of the Florida Southern Foundation of Lakeland, and a member of the Board of Governors of Florida Southern College.

Named Executive Officers Who Are Not Directors

         Don A. Burdett has been Senior Vice President of Retail Banking of FloridaFirst Bank since November 1998. Prior to joining FloridaFirst Bank, Mr. Burdett served as a market executive and held various sales management positions at Barnett Bank from 1979 to 1998.

         Kerry P. Charlet has been Chief Financial and Operations Officer of FloridaFirst Bank since March 1998. Prior to joining FloridaFirst Bank, Mr. Charlet served in various positions from 1986 to 1994 at Florida Bank, FSB, including Executive Vice President and Chief Financial Officer. He was also employed by AmSouth Bank of Florida from 1995 to 1998, where he served as Senior Vice President and Chief Financial Officer. Mr. Charlet is a Leadership Lakeland graduate and serves on the Audit Committee for the Polk County School Board and as Treasurer for the Friends of the Library. Mr. Charlet has also served as an officer and committee chairman for the Gator Bowl Association, Chairman of Payment Systems Network, and president and board member of various youth basketball organizations.

         William H. Cloyd has been Chief Lending Officer of FloridaFirst Bank since January 1998. Previously, Mr. Cloyd was Senior Vice President of Sun Trust Bank Mid-Florida, N.A. He is a director of the Lakeland Area Chamber of Commerce and Neighborhood Lending Partners, Inc. He has also been active with the United Way, the North Lakeland Rotary Club, and has served as Chairman of the Lakeland Downtown Development Authority.

Certain Other Executive Officer Who Is Not A Director

         Marion L. Moore, 63, has been Senior Vice President of Deposit Operations of FloridaFirst Bank since 1984. He has also been active with the Rotary Club, the Boy Scouts of America, the Lakeland Chamber of Commerce and the Winter Haven Chamber of Commerce.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the fiscal year ended September 30, 2002, the Board of Directors held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the fiscal year ended September 30, 2002. In addition to other committees, as of September 30, 2002, the Company had a Nominating Committee, an Executive Committee, which acts as the Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors. The Nominating Committee, which is not a standing committee, met once during the fiscal year ended September 30, 2002. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days after the end of the Company's fiscal year end. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation.

         The Executive (Compensation) Committee currently consists of Directors Durrence, Moore, Nissen and Zimmermann. This standing committee meets annually to review the compensation of the chief executive officer. Subsequent to the fiscal year ended September 30, 2002, the Committee met once.

         The Audit Committee consists of Directors Belcourt, Rowbotham, Moore and Zimmermann. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for Nasdaq National Market issuers. The Board of Directors has adopted a written audit committee charter. The Audit Committee is a standing committee and reports to the Board of Directors. Its primary function is to assist the board in fulfilling its responsibility to stockholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Audit Committee met five times during the 2002 fiscal year.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statements for the year ended September 30, 2002 with the management of the Company.

     Review  of  Financial   Statements  and  Other  Matters  with   Independent
Accountant.

         The Audit Committee discussed with Hacker, Johnson & Smith PA ("Hacker, Johnson & Smith"), the Company's independent public accountant, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letters from Hacker, Johnson & Smith required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Hacker, Johnson & Smith its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on

Form 10-K for the year ended September 30, 2002, for filing with the Securities and Exchange Commission.

         Audit Committee:

         Llewellyn N. Belcourt, Chairman
         Arthur J. Rowbotham
         Stephen A. Moore, Jr.
         G. F. Zimmermann, III

Audit Fees

         The aggregate fees billed for professional services rendered by Hacker, Johnson & Smith for the audit of the Company's annual financial statements and review of financial statements included the Company's quarterly reports on Form 10-Q during fiscal year 2002 were $65,800.

Financial Information Systems Design and Implementation Fees

         For the 2002 fiscal year, Hacker, Johnson & Smith performed no services in regard to financial information systems design and implementation.

All Other Fees

         In addition to audit fees, Hacker, Johnson, & Smith billed the Company $10,500 for the preparation of the income tax return for the 2002 fiscal year.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         During the fiscal year ended September 30, 2002, each director was paid a fee of $1,000 for each board meeting attended. The chairman of the board receives an additional $1,500 monthly fee. Each non-management director was paid $200 for each committee meeting attended. The total fees paid to the directors for the fiscal year ended September 30, 2002 were approximately $156,000.

         In addition, the Bank maintains a Directors Consultant and Retirement Plan. If a director agrees to become a consulting director to our Board after retirement and completion of at least 10 years of service, he will receive a monthly payment equal to the Board fee in effect at the date of retirement, currently $1,000 per month, for a period of 120 months. Benefits under such plan will begin after a director's retirement. If there is a change in control, all directors will be presumed to have completed not less than 10 years of service, and each director will receive a lump sum payment equal to the present value of future benefits payable. During the fiscal year ended September 30, 2002, $24,000 was paid to former directors under the Plan.

1999 Option Plan and Restricted Stock Plan

         Under the 1999 Option Plan, each non-employee director, except Messrs. Durrence and Rowbotham, was previously granted 11,146 options to purchase shares of common stock at $8.24 per share. Under the 1999 Restricted Stock Plan ("RSP"), each non-employee director, except Messrs.

Durrence and Rowbotham, was previously awarded 4,783 shares of common stock. Option shares and restricted stock plan shares vest at the rate of 20% per year commencing on October 19, 2000. Under the 1999 Option Plan and RSP, Mr. Wilkes received 65,832 options and 27,905 RSP shares, respectively. In accordance with the RSP, dividends are paid on shares awarded or held in the plan.

2002 Option Plan and RSP

         The 2002 Option Plan was ratified by stockholders on January 29, 2002. Under the 2002 Option Plan, each non-employee director was previously granted 15,750 options to purchase shares of Common Stock at $16.03 per share. Under the 2002 Restricted Stock Plan, which was also ratified by stockholders on January 29, 2002, each non-employee director was previously awarded 6,250 shares of Common Stock. These option shares and restricted stock plan shares vest at the rate of 33-1/3% per year commencing on September 30, 2002. Under the 2002 Option Plan and Restricted Stock Plan, Mr. Wilkes received 60,000 options and 25,000 shares of restricted stock, respectively. In accordance with the 2002 Restricted Stock Plan, dividends are paid on shares awarded or held in the plan.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded to or earned, for services rendered by the named executive officers of the Company for each of the three years ended September 30, 2002. No other executive officer of the Company or the Bank had a combined salary and bonus that exceeded $100,000.

                                          SUMMARY COMPENSATION TABLE


                                                                                           Long-Term Compensation
                                                Annual Compensation                                 Awards
                                 --------------------------------------------------   ------------------------------
                                                                                         Restricted    Securities
Name and                         Fiscal                               Other Annual        Stock        Underlying      All Other
Principal Position                Year    Salary($)     Bonus($)    Compensation($)   Award(s)($)(1)  Options(#)(3)  Compensation($)
------------------               -----    ---------     --------    ---------------   --------------  -------------  ---------------

Gregory C. Wilkes,                2002     $262,000      $60,000      $  3,000        $400,625 (1)       60,000          $91,864(4)
President and Chief               2001      229,277            -        13,000               -                -           78,622
  Executive Officer               2000      201,440            -        13,000         229,823 (2)       65,832           79,608

Don A. Burdett                    2002      116,250       18,914             -         192,300 (1)       25,000           22,788(5)
Senior Vice President             2001      106,750        7,500             -               -                -           12,780
                                  2000       98,750       10,000             -          85,000 (2)       18,061            2,963

Kerry P. Charlet,                 2002      156,250       26,914             -         288,450 (1)       30,000           70,285(6)
Senior Vice President             2001      139,076       10,000             -               -                -           49,129
  and Chief Financial Officer     2000      127,370       10,000             -         153,000 (2)       33,543           50,628

William H. Cloyd,                 2002      141,000       12,000                       240,375 (1)       25,000           71,065(7)
Senior Vice President             2001      129,508        7,500             -               -                -           47,816
  and Chief Lending Officer       2000      113,500        5,000             -         127,500 (2)       25,802           47,221

----------------------
(1) For Messrs. Wilkes, Burdett, Charlet and Cloyd represents awards of 25,000, 12,000, 18,000 and 15,000 shares of Common Stock, respectively, under the 2002 Restricted Stock Plan as of December 21, 2001 on which date the market price of such stock was $16.03 per share. Such stock awards become non-forfeitable at the rate of 33-1/3% per year commencing on September 30, 2002. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. Based upon a market price of $17.64 per share as of September 30, 2002, such unvested shares for Messrs. Wilkes, Burdett, Charlet and Cloyd had a market value of $294,000, $141,000, $212,000 and $176,000, respectively.
                                              (footnotes continued on next page)

(2) For Messrs. Wilkes, Burdett, Charlet and Cloyd represents awards of 27,905, 10,320, 18,577 and 15,481 shares of common stock, respectively, under the 1999 Restricted Stock Plan as of October 19, 1999 on which date the market price of such stock was $8.24 per share. Such stock awards become non-forfeitable at the rate of 20% per year commencing on October 19, 2000. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. Based upon a market price of $17.64 per share as of September 30, 2002, such unvested shares for Messrs. Wilkes, Burdett, Charlet and Cloyd had a market value of $295,000, $109,000, $197,000 and $164,000, respectively.
(3) Such awards under the 1999 Option Plan are first exercisable at the rate of 20% per year commencing on October 19, 2000, and such awards under the 2002 Option Plan are first exercisable at the rate of 33 1/3% per year commencing on September 30, 2002. See "Stock Awards" below.
(4) Includes $64,000 related to an accrual under the supplemental executive retirement plan; 1,573 shares of common stock allocated under the ESOP at a cost basis of $13.26 per share (such shares had an aggregate market value at September 30, 2002 of $27,748); and $7,006 in the Company's matching funds in the 401(k) retirement plan.
(5) Includes 1,386 shares of common stock allocated under the ESOP at a cost basis of $13.26 per share (such shares had an aggregate market value at September 30, 2002 of $24,449); and $4,410 in the Company's matching funds in the 401(k) retirement plan.
(6) Includes $45,000 related to an accrual under the supplemental executive retirement plan; 1,573 shares of common stock allocated under the ESOP at a cost basis of $13.26 per share (such shares had an aggregate market value at September 30, 2002 of $27,748); and $4,427 in the Company's matching funds in the 401(k) retirement plan.
(7) Includes $46,000 related to an accrual under the supplemental executive retirement plan; approximately 1,573 shares of common stock scheduled to be allocated under the ESOP at a cost basis of $13.26 per share (such shares had an aggregate market value at September 30, 2002 of $27,748); and $4,207 in the Company's matching funds in the 401(k) retirement plan.

Compensation Committee Interlocks and Insider Participation

         The Executive (Compensation) Committee of the Company during the fiscal year ended September 30, 2002 consisted of Directors Durrence, Moore, Nissen and Zimmermann. From time to time, the Company makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

         No member of the Committee is, or was during fiscal 2002, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during fiscal 2002, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

2002 Report of the Compensation Committee on Executive Compensation

         The Company's Executive (Compensation) Committee reviews compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Company's market areas, including institutions with total assets of between $500 million and $1 billion. Although the Compensation Committee does not specifically set compensation levels for the chief executive officer based on whether particular financial goals have been achieved by the Company, the Compensation Committee does consider the overall profitability of the Company when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the chief executive officer of the Company:

     o to provide motivation for the chief executive officer to enhance stockholder value by linking compensation to the future value of the Company's stock;
     o to retain the chief executive officer who has led the Company and Bank to build its existing market franchise and to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and
     o to maintain reasonable fixed compensation costs by targeting the base salary at a competitive average.

         During the year ended September 30, 2002, Gregory C. Wilkes, President and CEO received a base salary of $262,000 in recognition of his continued leadership in the management of the Company and the Bank. The Compensation Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Florida and surrounding Southeastern states with assets of between $500 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

Compensation Committee:

         J. Larry Durrence
         Stephen A. Moore, Jr.
         Nis H. Nissen, III, Chairman
         G. F. Zimmermann, III

         Stock Awards. The following tables sets forth information with respect to options granted to the named executive officers and held by them as of September 30, 2002. The Company has not granted to the named executive officers any stock appreciation rights.

                                                    OPTION GRANTS TABLE
                                             Option Grants in Last Fiscal Year
                                             ---------------------------------

                                                    Individual Grants
                          -------------------------------------------------------------------
                                                                                                       Potential Realizable
                                                                                                         Value at Assumed
                          Number of         % of Total                                                Annual Rates of Stock
                          Securities         Options                                                   Price Appreciation for
                          Underlying        Granted to       Exercise or                                   Option Term(1)
                           Options         Employees in       Base Price         Expiration         ------------------------
         Name             Granted (#)      Fiscal Year          ($/Sh)             Date               5% ($)         10% ($)
         ----            ------------     -------------        -------       ----------------       ------------------------

Gregory C. Wilkes           60,000            27.6%            $16.03        December 20, 2010       $605,000      $1,532,000
Don A. Burdett              25,000            11.5%            $16.03        December 20, 2010        252,000         638,500
Kerry P. Charlet            30,000            13.8%            $16.03        December 20, 2010        302,000         766,000
William H. Cloyd            25,000            11.5%            $16.03        December 20, 2010        252,000         638,500

-------------------
(1) The amounts represent certain assumed rates of appreciation only over a ten-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $16.03 and the closing price of $17.64 at September 30, 2002.


                                     OPTION EXERCISES AND YEAR END VALUE TABLE

                     Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                     ------------------------------------------------------------------------


                                                                 Number of Securities           Value of Unexercised
                               Shares                           Underlying Unexercised              In-The-Money
                              Acquired          Value            Options at FY-End(#)           Options at FY-End($)
Name                       on Exercise(#)    Realized($)      Exercisable/Unexercisable      Exercisable/Unexercisable
----                       --------------    -----------      -------------------------      -------------------------

Gregory C. Wilkes
1999 Option Plan                 __               __               26,332 / 39,500           $247,600 / $371,500(1)
2002 Option Plan                 __               __               20,000 / 40,000             32,300 /   64,600(2)

Don A. Burdett
1999 Option Plan                 __               __                7,224 / 10,837             67,900 /  101,900(1)
2002 Option Plan                 __               __                8,333 / 16,667             13,500 /   26,900(2)

Kerry P. Charlet
1999 Option Plan                 __               __               13,418 / 20,125            126,200 /  189,300(1)
2002 Option Plan                 __               __               10,000 / 20,000             16,100 /   32,300(2)

William H. Cloyd
1999 Option Plan                 __               __               10,320 / 15,482             97,100 /  145,600(1)
2002 Option Plan                 __               __                8,333 / 16,667             13,500 /   26,900(2)

-------------------

(1) Based on the exercise price of $8.24 and the closing price on September 30, 2002 of $17.64.
(2) Based on the exercise price of $16.03 and the closing price on September 30, 2002 of $17.64.

Other Benefits

         Employment Agreements. The Bank has entered into separate employment agreements with Messrs. Wilkes, Burdett, Charlet and Cloyd. Messrs. Wilkes' and Charlet's employment agreements have a term of three years, while Messrs. Burdett's and Cloyd's agreements have a term of two years. The agreements may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates any of these individuals without just cause, they will be entitled to a continuation of their salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that after Messrs. Wilkes', Burdett's, Charlet's or Cloyd's employment is terminated in connection with any change in control, the individual will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. In the event of a change in control as of September 30, 2002, Messrs. Wilkes, Burdett, Charlet and Cloyd would have received approximately $750,000, $360,000, $525,000 and $450,000, respectively.

         Supplemental Executive Retirement Plan. The Bank has implemented a supplemental executive retirement plan for the benefit of Messrs. Wilkes, Charlet and Cloyd. The supplemental executive retirement plan will provide benefits at age 65 that would be comparable to approximately 83% of the benefits that would have accrued under the terminated pension plan after retirement at age 65. If a participant terminates employment prior to age 65, then the target retirement benefits will be reduced. The accumulated deferred compensation account for each participant will be payable to such participant at anytime following termination of employment after attainment of age 55, the death or disability of the participant, or termination of employment following a change in control of the Bank whereby the Bank or its parent company is not the resulting entity. As of the fiscal year ended September 30, 2002, Messrs. Wilkes, Charlet and Cloyd had aggregate benefit accruals under the supplemental executive retirement plan of approximately $248,000, $154,000, and $156,000, respectively, and such benefits for the individuals were not vested.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on April 7, 1999 (the date the Common Stock was first traded in the mutual holding company form of organization), and the reinvestment of dividends as paid. The graph provides comparison at the end of each fiscal year. On December 22, 2000, FloridaFirst Bancorp, the predecessor Company, completed its reorganization from the mutual holding company form of organization to a full stock company. The graph reflects the price of the stock prior to the reorganization and subsequent to the reorganization. At December 22, 2000, the graph includes adjustments to reflect the exchange ratio in the reorganization. Prior to the reorganization, the common stock of FloridaFirst Bancorp was also traded on the Nasdaq National Market under the stock symbol "FFBK" and the Common Stock of the Company continues to trade under the same stock symbol.

                               [GRAPHIC OMITTED]



                                 04/07/99        09/30/99         09/30/00        12/22/00       9/30/01      9/30/02
                                   ($)              ($)             ($)             ($)            ($)          ($)
----------------------------- --------------  ---------------  --------------  --------------  ------------ ------------
FloridaFirst Bancorp, Inc.        100              106             156             165            226          250
CRSP Nasdaq U.S. Index            100              108             144              98             59           46
CRSP Nasdaq Bank Index            100               98             105             113            119          126
----------------------------- --------------  ---------------  --------------  --------------  ------------ ------------

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
          PROPOSAL II - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         At  the  Meeting,   stockholders   will  consider  and  vote  upon  the
appointment of independent public accountants for the fiscal year ending September 30, 2003. Hacker, Johnson & Smith was the Company's independent public accountants for the fiscal year ended September 30, 2002. The Board of Directors has approved the selection of Hacker, Johnson & Smith as its independent public accountants for the fiscal year ending September 30, 2003, subject to ratification by the Company's stockholders. A representative of Hacker, Johnson & Smith is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS REQUIRES THE APPROVAL OF A MAJORITY OF THE VOTES CAST, AFFIRMATIVELY OR NEGATIVELY BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF HACKER, JOHNSON & SMITH AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

--------------------------------------------------------------------------------
                    2004 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary at the Company's office, 205 East Orange Street, Lakeland, Florida 33801-4611, on or before January 28, 2004. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than November 29, 2003.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

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                                    FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FLORIDAFIRST BANCORP, INC., 205 EAST ORANGE STREET, LAKELAND, FLORIDA 33801-4611.


                                          BY ORDER OF THE BOARD OF DIRECTORS




                                          /s/Kerry P. Charlet

                                          Kerry P. Charlet
                                          Secretary



Lakeland, Florida
May 27, 2003

--------------------------------------------------------------------------------
                           FLORIDAFIRST BANCORP, INC.
                             205 EAST ORANGE STREET
                          LAKELAND, FLORIDA 33801-4611
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 27, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of FloridaFirst Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at 205 East Orange Street, Lakeland, Florida, on Friday, June 27, 2003 at 8:30 a.m., Eastern Time, and at any and all adjournments thereof, in the following manner:

                                                                 FOR   WITHHELD
                                                                 ---   --------
         I. To elect two directors as listed below with below with terms to expire in 2005

                  Arthur J. Rowbotham                             [_]    [_]
                  J. Larry Durrence                               [_]    [_]


     INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee's name on the line below.

--------------------------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------

         II. To ratify the  appointment  of  Hacker,
             Johnson & Smith PA as independent public
             accountants of the Company for the
             fiscal year ending September 30, 2003.      [_]     [_]       [_]


         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated May 27, 2003.


                                         [_]  Please check here if you
Dated:                                        plan to attend the Meeting.
      ---------------------------





---------------------------------    ---------------------------------
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER




---------------------------------    ---------------------------------
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------